VGOF-P13 07/23

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JULY 19, 2023

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A (the “Funds”)

The eighth paragraph in the section of the Funds’ SAI titled “Investment Management and Service Provider Information – Manager” is deleted in its entirety and replaced with the following:

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended February 28,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
California Municipals Fund	2023	1,527,238	(57,078)	1,470,160
	2022	1,969,179	(45,424)	1,923,755
	2021	2,009,701	(17,051)	1,992,650

Emerging Markets Debt Fund	2023	114,551	(186,767)	—
	2022	189,702	(195,190)	—
	2021	203,292	(210,114)	—

Managed Municipals Fund	2023	14,052,158	(520,280)	13,531,878
	2022	19,155,708	(507,103)	18,648,605
	2021	18,046,947	(532,363)	17,514,584

Short Duration Municipal Income Fund	2023	1,980,492	(105,712)	1,874,780
	2022	2,584,665	(85,031)	2,499,634
	2021	2,515,479	(50,779)	2,464,700

SCHEDULE A

Fund	Date of SAI
LEGG MASON PARTNERS INCOME TRUST

Western Asset California Municipals Fund	June 29, 2023
Western Asset Emerging Markets Debt Fund	June 29, 2023
Western Asset Managed Municipals Fund	June 29, 2023
Western Asset Short Duration Municipal Income Fund	June 29, 2023

Please retain this supplement for future reference.